FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

SUPPLEMENT DATED DECEMBER 10, 2003
TO THE PROSPECTUS

DATED OCTOBER 28, 2003

The following information supplements and should be read in conjunction with the information provided in the Portfolios’ Prospectus dated October 28, 2003.

Effective November 6, 2003, the 12b-1 fees applicable to Class B shares of the Cash Reserve Portfolio were waived to 0.60%.  Because this waiver is voluntary, it may be removed at any time.

Therefore, footnote 13 on page 18 of the Prospectus should be deleted in its entirety and replaced with the following sentence:

“The 12b-1 fees applicable to Class B shares are currently being waived to 0.60%.

Because this waiver is voluntary, it may be removed at any time.”